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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 27, 1998
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                               1st BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                    0-27686            22-3409845
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(State or other jurisdiction        (Commission        (IRS Employer
      of incorporation)             File Number)      Identification No.)

  250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY              07075
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (201) 939-3400
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ITEM 5. OTHER.

     The Registrant issued a press release on April 27, 1998 announcing its first fiscal quarter 1998 earnings.

ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.             Description
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   99                   Press Release dated April 27, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             1ST BERGEN BANCORP
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                                                 (Registrant)



Dated:  April 29, 1998           By: /s/ ALBERT E. GOSSWEILER
                                        ------------------------
                                         Albert E. Gossweiler,
                                         Executive Vice President
                                         and Chief Financial
                                         Officer


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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.       Description                                      Page No.
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  99              Press Release dated April 27, 1998.